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                                                                    EXHIBIT 32.2

        CERTIFICATION PURSUANT TO RULE 13a-14(b) OR RULE 15d-14(b) OF THE
                        SECURITIES EXCHANGE ACT OF 1934,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of The Yankee Candle Company, Inc. (the "Company") on Form 10-Q for the fiscal quarter ended April 2, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bruce H. Besanko, Chief Financial Officer of the Company, certify pursuant to Rule 13a-14(b) or 15d-14(b) of the Securities Exchange Act of 1934, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ BRUCE H. BESANKO
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Bruce H. Besanko
Chief Financial Officer
May 9, 2005